





                                                       CIT RV TRUST 1999-A

                                                    MONTHLY SERVICER'S REPORT



                                                                                            Due Period                     9/30/99
                                                                                            Determination Date            10/12/99
                                                                                            Distribution Date             10/15/99



I.      All Payments on the Contracts                                                                                13,416,513.40
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                             129,933.27
III.    Repurchased Contracts                                                                                                 0.00
IV.     Investment Earnings on the Collection Account                                                                         0.00
V.      Servicer Monthly Advances                                                                                       388,404.23
VI.     Reimbursement of prior monthly Servicer Advances                                                               -242,358.07
VII.    Incorrect Deposits                                                                                                    0.00

Total available amount in Collection Account                                                                        $13,692,492.83
                                                                                                               ====================

Draws from the Reserve Account                                                                                                0.00

Certificate Interest advanced                                                                                                 0.00

Total Distributions                                                                                                 $13,692,492.83

DISTRIBUTION AMOUNTS                                                        Cost per $1000
--------------------------------                                            ----------------

1.   (a)  Class A-1 Note Interest Distribution                                                      636,869.83
     (b)  Class A-1 Note Principal Distribution                                                  10,880,290.31
             Aggregate Class A-1 Note Distribution                            60.63578046                            11,517,160.14

2.   (a)  Class A-2 Note Interest Distribution                                                      502,667.33
     (b)  Class A-2 Note Principal Distribution                                                           0.00
            Aggregate Class A-2 Note Distribution                             4.81666663                                502,667.33

3.   (a)  Class A-3 Note Interest Distribution                                                      544,744.00
     (b)  Class A-3 Note Principal Distribution                                                           0.00
            Aggregate Class A-3 Note Distribution                             4.96666667                                544,744.00

4.   (a)  Class A-4 Note Interest Distribution                                                      443,930.67
     (b)  Class A-4 Note Principal Distribution                                                           0.00
           Aggregate Class A-4 Note Distribution                              5.13333337                                443,930.67

5.   (a)  Class A-5 Note Interest Distribution                                                      235,144.00
     (b)  Class A-5 Note Principal Distribution                                                           0.00
            Aggregate Class A-5 Note Distribution                             5.20000000                                235,144.00

6.   (a)  Class B Note Interest Distribution                                                        152,950.00
     (b)  Class B Note Principal Distribution                                                             0.00
            Aggregate Class B Note Distribution                               5.36666667                                152,950.00

7.   (a)  Certificate Interest Distribution                                                          69,187.19
     (b)  Certificate Principal Distribution                                                              0.00
            Aggregate  Certificate Distribution                               6.00833333                                 69,187.19

8.    Servicer Payment
       (a)  Servicing Fee                                                                           218,761.29

               Total Servicer Payment                                                                                   218,761.29

9.  Deposits to the Reserve Account                                                                                       7,948.21

Total Distributions                                                                                                 $13,692,492.83
                                                                                                               ====================

10.  Distributions from the Reserve Account
       (a)  Draw deposited into the Note Distribution Account                                             0.00
       (b)  Draw deposited into the Certificate distribution Account                                      0.00
       (c)  Distribution to Lender                                                                   48,782.96
       (d)  Distribution to Affiliated Owner                                                              0.00

Total Distributions from the Reserve Account                                                                             48,782.96


           INTEREST
--------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    @5.330%                                                              636,869.83
        (b) Class A-2 Notes    @5.780%                                                              502,667.33
        (c) Class A-3 Notes    @5.960%                                                              544,744.00
        (d) Class A-4 Notes    @6.160%                                                              443,930.67
        (e) Class A-5 Notes    @6.240%                                                              235,144.00

                     Aggregate Interest on Class A Notes                                                              2,363,355.83

        (f) Class B Notes @     6.440%                                                                                  152,950.00
        (g) Certificate @       7.210%                                                                                   69,187.19

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                               0.00
        (b) Class A-2 Notes                                                                               0.00
        (c) Class A-3 Notes                                                                               0.00
        (d) Class A-4 Notes                                                                               0.00
        (e) Class A-5 Notes                                                                               0.00
        (f) Class B Notes                                                                                 0.00

        (g) Certificate                                                                                   0.00


3.   Total Distribution of Interest                                         Cost per $1000
                                                                            ----------------
        (a) Class A-1 Notes                                                   3.35300532            636,869.83
        (b) Class A-2 Notes                                                   4.81666663            502,667.33
        (c) Class A-3 Notes                                                   4.96666667            544,744.00
        (d) Class A-4 Notes                                                   5.13333337            443,930.67
        (e) Class A-5 Notes                                                   5.20000000            235,144.00

                     Total Aggregate Interest on Class A Notes                                                        2,363,355.83

        (f) Class B Notes                                                     5.36666667                                152,950.00

        (g) Certificate                                                       6.00833333                                 69,187.19

           PRINCIPAL
--------------------------------

                                                                            No. of Contracts
                                                                            ----------------
1.   Principal Collected                                                          199             9,444,936.14
2.   Liquidated Contracts                                                          3                187,860.79
3.   Repurchased Contracts                                                         0                      0.00
4.   Additional Principal Distribution Amount                                                     1,247,493.38

       Total Formula Principal Distribution Amount                                                                   10,880,290.31

5.   Principal Balance before giving effect to Principal Distribution                          Pool Factor
                                                                                               -----------
        (a) Class A-1 Notes                                                                     0.7548980           143,385,327.56
        (b) Class A-2 Notes                                                                     1.0000000           104,360,000.00
        (c) Class A-3 Notes                                                                     1.0000000           109,680,000.00
        (d) Class A-4 Notes                                                                     1.0000000            86,480,000.00
        (e) Class A-5 Notes                                                                     1.0000000            45,220,000.00
        (f) Class B Notes                                                                       1.0000000            28,500,000.00

        (g) Certificate                                                                         1.0000000            11,515,205.00


6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                   0.00
        (b) Class A-2 Notes                                                                                                   0.00
        (c) Class A-3 Notes                                                                                                   0.00
        (d) Class A-4 Notes                                                                                                   0.00
        (e) Class A-5 Notes                                                                                                   0.00
        (f) Class B Notes                                                                                                     0.00

        (g) Certificate                                                                                                       0.00


7.   Principal Distribution                                                 Cost per $1000
                                                                            ----------------
        (a) Class A-1 Notes                                                   57.28277514                            10,880,290.31
        (b) Class A-2 Notes                                                    0.00000000                                      0.00
        (c) Class A-3 Notes                                                    0.00000000                                      0.00
        (d) Class A-4 Notes                                                    0.00000000                                      0.00
        (e) Class A-5 Notes                                                    0.00000000                                      0.00
        (f) Class B Notes                                                      0.00000000                                      0.00

        (g) Certificate                                                        0.00000000                                      0.00


8.   Principal Balance after giving effect to Principal Distribution                           Pool Factor
                                                                                               -----------
        (a) Class A-1 Notes                                                                     0.6976152           132,505,037.25
        (b) Class A-2 Notes                                                                     1.0000000           104,360,000.00
        (c) Class A-3 Notes                                                                     1.0000000           109,680,000.00
        (d) Class A-4 Notes                                                                     1.0000000            86,480,000.00
        (e) Class A-5 Notes                                                                     1.0000000            45,220,000.00
        (f) Class B Notes                                                                       1.0000000            28,500,000.00

        (g) Certificate                                                                         1.0000000            11,515,205.00



           POOL DATA
--------------------------------
                                                                                                Aggregate
                                                                            No. of Contracts   Pool Balance
                                                                            ----------------   ------------

1.   Pool Stated Principal Balance as of  9/30/99                                12,812     515,394,293.13

2.   Delinquency Information                                                                                    % of Pool Balance
                                                                                                                -----------------

              (a) 31-59 Days                                                      96              2,669,549.82       0.518%
              (b) 60-89 Days                                                      36              1,191,296.08       0.231%
              (c) 90-119 Days                                                     24                585,445.81       0.114%
              (d) 120 Days +                                                      28              1,169,487.17       0.227%

3.   Contracts Repossessed during the Due Period                                   0                      0.00

4.   Current Repossession Inventory                                                0                      0.00

5.   Net Liquidation Losses for the related Due Period
       (a)  Principal Balance of Liquidated Receivables                            3                187,860.79
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                  129,933.27
                                                                                            -------------------
       Total  Net Liquidation Losses for the related Due Period                                                          57,927.52

6.   Cumulative Net Losses on all Liquidated Receivables                           4                                     58,565.53

7.   Weighted Average Contract Rate of all Outstanding Contracts                                                            9.288%

8.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                                  170

9.   Weighted Average Remaining Original Term to Maturity of all Outstanding Contracts                                         180

       TRIGGER ANALYSIS
--------------------------------

1.  (a)  Average Delinquency Rate                                              0.3952%
     (b)  Maximum Average Delinquency Rate                                     1.2500%
     (c)  Delinquency Rate Trigger in effect ?                                    NO

2.  (a)  Cumulative Net Loss Rate                                              0.0104%
     (b)  Maximum Cumulative Net Loss Rate                                     0.3200%
     (c)  Net Loss Rate Trigger in effect                                         NO

         MISCELLANEOUS
--------------------------------

1.   Monthly Servicing Fees                                                                                             218,761.29

2.   Servicer Advances                                                                                                  388,404.23

3.   (a)  Opening Balance of the Reserve Account                                                                      9,670,317.00
      (b)  Deposits to the Reserve Account                                                            7,948.21
      (c)  Investment Earnings in the Reserve Account                                                40,834.75
      (d)  Distribution from the Reserve Account                                                    -48,782.96
      (e)  Ending Balance of the Reserve Account                                                                      9,670,317.00

4.   Specified Reserve Account Balance                                                                                9,670,317.00

5.  Available Reserve Amount                                                                             1.88%        9,670,317.00

6.  Reserve Account Loan Activity
      (a)  Distribution to Lender
                Lender Fees                                                                           7,948.21
                Investment Earnings                                                                  40,834.75
                Principal                                                                                 0.00
                      Total Distribution to Lender                                                                       48,782.96

      (b)  Beginning Loan Balance                                                                                     9,670,317.00
      (c)  Principal Payment                                                                                                  0.00
      (d)  Ending Loan Balance                                                                                        9,670,317.00







